WESTERBEKE CORPORATION
                       SUPPLEMENTAL STOCK OPTION PLAN

      1. Purposes of Plan. The purposes of this Plan, which shall be known as the Westerbeke Corporation Supplemental Stock option Plan and is hereinafter referred to as the "Plan", are (i) to provide incentives for key employees of Westerbeke Corporation (the "Company") and its subsidiary or parent corporations (within the respective meanings of Section 425(f) and 425(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and referred to herein as "Subsidiary" and "Parent", respectively) by encouraging their ownership of the common stock, $.01 par value, of the Company (the "Stock") and (ii) to aid the Company in retaining such key employees, upon whose efforts the Company's success and future growth depends, and attracting other such employees.

      2. Administration. The Plan shall be administered by a Stock Option Committee (the "Committee") of the Board of Directors, as hereinafter provided. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations, and take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees (as hereinafter defined) and their legal representatives and beneficiaries.

      The Committee shall be appointed from time to time by the Board of Directors and shall consist of not fewer than three of its members. Unless otherwise determined by the Board of Directors, no member of the Board of Directors who serves on the Committee shall be eligible to participate in the Plan. The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee, if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company. Service on the Committee shall constitute service as a director of the Company for all purposes.

      3. Stock Available for Options. There shall be available for options under the Plan a total of 250,000 shares of Stock, subject to any adjustments which may be made pursuant to Section 5(f ) hereof. Shares of Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Stock covered by options which have terminated or expired prior to exercise shall be available for further options hereunder.

      4. Eligibility. Options under the Plan may be granted to key employees of the Company or any Subsidiary or Parent, including officers or directors of the Company or any Subsidiary or Parent. Options may be granted to eligible employees whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting employees for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the employee's present and potential contributions to the success of the Company and its Subsidiaries. Service as a director or officer of the Company or any Parent or Subsidiary shall be considered employment for purposes of the Plan.

      5. Terms and Conditions of Options. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder, which terms and conditions need not be the same in each case, subject to the following:

      (a) Option Price. The price at which each share of Stock covered by an option granted under the Plan may be purchased shall be determined by the Committee and shall not be less than the par value per share of Stock. The date of the grant of an option shall be the date specified by the Committee in its grant of the option.

      (b) Option Period. The period for exercise of an option shall in no event be more than ten years from the date of grant, or, in the case of any option intended to be an incentive stock option pursuant to
Section 6 granted to an Optionee owning, on the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, more than five years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

      (c) Exercise of Options. In order to exercise an option, the holder thereof (the "Optionee") shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize; and provided further that such purchase price may be paid in shares of Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Stock. For purposes of the Plan, the market value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such day, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Stock in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under
Section 2031 of the Code, or by any other appropriate method selected by the Committee. If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person. An Optionee shall have none of the rights of a stockholder until the shares of Stock are issued to him. An option may not be exercised for less than ten shares of Stock, or the number of shares of Stock remaining subject to such option, whichever is smaller.

      (d) Effect of Termination of Employment. An option may not be exercised after the Optionee has ceased to be in the employ of the Company or any Subsidiary or Parent, except in the following circumstances:

            (i) If the Optionee's employment is terminated by action of his employer, or by reason of disability or retirement under any retirement plan maintained by the Company or any Subsidiary or Parent, the option may be exercised by the Optionee within three months after such termination, but only as to any shares exercisable on the date the Optionee's employment so terminates;

            (ii) In the event of the death of the Optionee during the three month period after termination of employment covered by (i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death;

            (iii) In the event of the death of the Optionee while employed, the option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option. To the extent that Section 422A(b)(7) of the Code would not permit the provisions of the foregoing sentence to apply to any outstanding options which are incentive stock options, such incentive stock options shall, immediately upon the occurrence of the event described in the foregoing sentence, be treated for all purposes of the plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence.

      Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or Parent or interfere in any way with the right of the Company to terminate his employment at any time.

      (e) Nontransferability of Options. During the lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option shall be transferable other than by will or the laws of descent and distribution.

      (f) Adjustments for Change in Stock Subject to Plan. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company,
(i) except as provided in (ii) below, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, and/or in the option price per share, and (ii) the Board of Directors of the Company shall make such adjustments, if any, as it deems appropriate in the maximum number of shares which may be subject to options granted to all directors of the Company and in the maximum number of shares which may be subject to options granted to a single director, in each case pursuant to Section 5(i) hereof, and, with respect to options held by directors of the Company, in the number and kind of shares covered by outstanding options, and/or in the option price per share.

      (g) Registration, Listing and Qualification Shares of Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

      (h) Other Terms and Conditions. The Committee may, in its discretion, provide, in the case of any option granted under the Plan that, in connection with any merger or consolidation in which the Company is not the surviving corporation or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, such option shall become exercisable in full or part, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. To the extent that Section 422A(b)(7) of the Code would not permit the provisions of the foregoing sentence to apply to any outstanding options which are incentive stock options, such incentive stock options shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the plan as nonstatutory stock options and shall be exercisable as such. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 5(b), 5(d) and 5(i)(2). The Committee may impose such other terms and conditions, not inconsistent with the terms of the Plan, on the grant or exercise of options, as it deems advisable.

      (i) Terms and Conditions of Options Granted to Directors. Notwithstanding any provision contained in this Plan to the contrary, in the event that the Board of Directors shall determine to authorize grants of options to members of the Committee pursuant to Section 2, then, so long as any person serving on the Committee is not a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, the terms and conditions of options granted under the Plan to any director of the Company shall be as follows:

      (1) The price at which each share of Stock subject to an option may be purchased shall, subject to any adjustments which may be made pursuant to Section 5(f ), in no event be less than (A) the market value per share of Stock on the date of grant in the case of an option intended to be an incentive stock option pursuant to Section 6 or (B) the par value per share of Stock in the case of an option not intended to be an incentive stock option; and provided further that in the event the option is intended to be an incentive stock option pursuant to
Section 6 and the Optionee owns on the date of grant stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, the price per share shall not be less than 110% of the market value per share of Stock on the date of grant.

      (2) The option shall be exercisable as of the date of grant to purchase all shares of Stock covered by the option. The option shall terminate and no shares of Stock may be purchased thereunder more than ten years after the date of grant, provided that if the option is intended to be an incentive stock option pursuant to Section 6 and the Optionee owns on the date of grant stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, the option shall not be exercisable after the fifth anniversary of the date of grant.

      (3) In connection with any merger or consolidation in which the Company is not the surviving corporation or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, the option shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. To the extent that Section 422A(b)(7) of the Code would not permit the provisions of the foregoing sentence to apply to any outstanding options granted to a director which are incentive stock options, such incentive stock options shall, immediately upon the occurrence of the event described in clause (i) or
(ii) of the foregoing sentence, be treated for all purposes of the plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 5(b), 5(d) and 5(i)(2).

      (4) The maximum number of shares of Stock which may be subject to options granted to all directors pursuant to this Section 5(i) shall be 175,000 shares in the aggregate and the maximum number of shares of Stock which may be subject to options granted to any director (including any options granted under this Plan to a director in his position as an officer or employee of the Company) shall be 100,000 shares.

      6. Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant options under the Plan to eligible employees which constitute "incentive stock options" (within the meaning of Section 422A(b) of the code), provided, however, that (a) no incentive stock option shall cover a number of shares of Stock in excess of the maximum number of shares permitted to be covered pursuant to the provisions of Section 422A(b)(7) of the Code, (b) no incentive stock option shall be granted at an option price which is less than the market value per share of Stock on the date of the grant, and (c)
Section 5(d)(ii) hereof shall not apply to any incentive stock option.

      7. Right of First Refusal. The shares of Stock issued upon the exercise of any option granted under the Plan (referred to in this Section 7 as "Covered Shares") shall be subject to a right of first refusal (the "Right of First Refusal") in favor of the Company, as hereinafter set forth.

      (a) Offer to Sell. The Optionee shall give telephonic notice (the "Offer Notice") to the President or Chief Financial Officer of the Company of any intended sale of Covered Shares not less than twenty-four
(24) hours prior to effecting such sale, which notice shall specify the number of Covered Shares proposed to be sold. Such notice shall constitute an offer by the Optionee to sell to the Company all or any number of the Covered Shares specified in the Offer Notice at a price per share determined in accordance with Section 7(c).

      (b) Acceptance and Payment. Within twenty-four (24) hours of its receipt of the Offer Notice, the President or Chief Financial Officer of the Company (or other representative of the Company designated by the President of the Company) shall give notice (the "Acceptance Notice") to the Optionee of the number of Covered Shares, if any, specified in the Offer Notice which the Company desires to purchase and the date (not less than five (5) nor more than ten (10) days after the date of the Acceptance Notice) upon which payment of the purchase price for such Covered Shares shall be made. The Optionee shall cause to be delivered to the Company, at the principal office of the Company on the payment date specified in such notice, the certificate or certificates representing the Covered Shares to be purchased, properly endorsed for transfer, against payment of the purchase price therefor. In the event that the Company shall fail to give an Acceptance Notice to the Optionee within the time required by this Section 7(b), the Company shall be deemed to have elected not to purchase the Covered Shares specified in the Offer Notice. Any Covered Shares which the Company shall not elect to purchase (or be deemed to have elected not to purchase) as provided in this Section 7(b) shall cease to be Covered Shares upon the sale of such shares by the Optionee.

      (c) Purchase Price. The purchase price per share for each share of Stock which the Company elects to purchase pursuant to this
Section 7 shall be equal to the market value per share of Stock (as defined in Section 5(c)) on the date of the Offer Notice.

      (d) Exempt Transfers. Any provision of the Plan to the contrary notwithstanding, the transfer by an optionee of any Covered Shares to (i) any member of his immediate family, (ii) his heirs, executors or legal representatives of his testamentary estate or (iii) the trustee of an intervivos trust or testamentary trust for the benefit of members of his immediate family shall not be subject to the Right of First Refusal; provided, however, that the transfer by any person referred to in clause (i), (ii) or (iii) of this Section 7(d) of Covered Shares shall be subject to the Right of First Refusal to the same extent as a transfer by the Optionee to whom such Covered Shares were originally issued (without regard to this Section 7(d)) and, prior to registration of the transfer pursuant to clause (i), (ii) or (iii) of any Covered Shares on the books of the Company, such person shall agree in writing to be bound by the provisions of this Section 7. Any provision of the Plan to the contrary notwithstanding, the transfer by an Optionee of any Covered Shares to the Company upon the exercise of an option as provided in Section 5(c) shall not be subject to the Right of First Refusal.

      (e) Legend. Each certificate representing Covered Shares shall be endorsed substantially as follows:

      The shares of Common Stock represented by this certificate are subject to and may be transferred only in compliance with the Right of First
      Refusal granted to Westerbeke Corporation (the "Company"), under the
      Westerbeke Corporation 1987 Stock Option Plan, a copy of which is on file at the principal office of the Company.

      (f) Confirmation of Telephonic Notice. Any telephonic notice given hereunder shall, within twenty-four (24) hours of the giving of such telephonic notice, be confirmed by written notice delivered personally or by overnight delivery service, if to an Optionee, to his address appearing in the records of the Committee at the time such notice is given and, if to the Company, to Avon Industrial Park, Avon, Massachusetts 02322, Attention: President.

      8. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted thereunder after, ten years from adoption; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan; provided, however, that, except as contemplated in Section 5(f ) hereof, the Board of Directors shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Plan is voted upon, (i) increase the maximum number of shares of Stock for which options may be granted under the Plan, (ii) change the formula as to minimum option prices, (iii) extend the period during which options may be granted or exercised, or (iv) except as otherwise provided in the Plan, amend the requirements as to the class of employees eligible to receive options. No termination or amendment of the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

      9. Effectiveness of Plan. The Plan will not be made effective unless approved by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders duly called and held for such purpose or in lieu thereof, pursuant to a unanimous written consent of stockholders, and no option granted hereunder shall be exercisable prior to such approval.

      10. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.